Exhibit 10.1

TERMINATION AGREEMENT

TERMINATION AGREEMENT dated as of this 1st day of July, 2024 (the “Effective Date”) by and between BP Bay Colony LLC, a Delaware limited liability company (“Landlord”), and Allovir, Inc., a Delaware corporation (“Tenant”).

R E C I T A L S

WHEREAS, by lease dated September 8, 2021 (the “Lease”), Landlord did lease to Tenant and Tenant did hire and lease from Landlord certain premises in the building known as and numbered 1100 Winter Street, Waltham, MA 02451 (the “Building”) consisting of (i) 19,236 square feet of rentable floor area on the first (1st) floor of the Building (the “Phase I Premises”), and (ii) 59, 305 square feet of rentable floor area on the second (2nd) and third (3rd) floors of the Building (the “Phase II Premises” and together with the Phase I Premises, collectively the “Premises”), which Premises are more particularly described in the Lease. As of the date hereof, the Lease has not yet commenced with respect to the Phase II Premises and Tenant has not taken occupancy of the Phase II Premises.

WHEREAS, the Term of the Lease is scheduled to expire on July 31, 2030 (the “Scheduled Expiration Date”).

WHEREAS, Landlord and Tenant have agreed to terminate the Lease prior to the Scheduled Expiration Date subject to the terms set forth in this Termination Agreement (this “Agreement”).

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration in hand this date paid by each of the parties to the other, the receipt and sufficiency of which are hereby severally acknowledged, and in further consideration of the mutual promises herein contained, the Landlord and Tenant hereby agree to and with each other as follows:

1. The Lease and the Lease Term, and any and all right, title and interest of Tenant under the Lease, shall wholly cease, expire and terminate on July 1, 2024 (the “Early Termination Date”).

2. On or before the date that is five (5) business days following the Effective Date, Tenant shall pay to Landlord, as Additional Rent, good funds in the amount of $7,000,000.00 (the “Early Termination Payment”) in consideration of the early termination set forth herein.

3. (A) In accordance with the Lease, Tenant shall pay to Landlord all Annual Fixed Rent and Tenant’s payments for operating costs, real estate taxes and electricity through the Early Termination Date in accordance with the terms of the Lease. In the event that Tenant’s share of any of the foregoing are not finally determined as of the Early Termination Date, Tenant shall make payment on account as reasonably estimated by Landlord if so requested by Landlord, and Tenant shall make final payment of any remaining amounts due, allocated in proportion to the Rent Termination Date, within ten (10) days after final billing by Landlord.

(B) For the avoidance of doubt, Landlord shall not be obligated to render a year-end statement for Fiscal Year 2024 pursuant to Section 2.7 of the Lease or a year-end statement for Calendar Year 2024 pursuant to Section 2.6 of the Lease, and Tenant shall not be obligated to pay any balance or entitled to receive any credit or refund in connection with any payment for Landlord’s Tax Expenses Allocable to the Premises reconciliation for Fiscal Year 2024 or any payment for Operating Expenses Allocable to the Premises reconciliation for Calendar Year 2024.

4. On the Early Termination Date, Tenant shall quit, vacate and surrender the Phase I Premises in the condition required by the Lease upon the expiration or earlier termination of the Lease Term.

5. Tenant acknowledges and agrees that it has entered into this Agreement to induce Landlord to terminate the Lease in advance of the Scheduled Expiration Date and that the terms and conditions contained in this Agreement are material inducements to Landlord agreeing to terminate the Lease as of the Early Termination Date, including, without limitation, the payment of rent and other costs through the Rent Termination Date as provided in Section 3(A) above and Tenant’s timely payment of the Early Termination Payment as provided in Section 4 above. The Lease and the terms thereof shall terminate only the terms and conditions herein set forth, and not otherwise.

6. The obligations of Tenant under this Agreement shall survive the termination of the Lease.

7. The parties acknowledge and agree that this Agreement may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, “electronic signature” shall include faxed versions of an original signature or electronically scanned and transmitted versions (e.g., via pdf) of an original signature.

8. Except as otherwise expressly provided herein, all capitalized terms used herein without definition shall have the same meaning as are set forth in the Lease.

9. All references to the “Lease” shall be deemed to be references to the Lease as herein amended.

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EXECUTED as of the day and year first written above.

LANDLORD:

BP BAY COLONY LLC, a Delaware limited liability company

BY:	BP BAY COLONY HOLDINGS LLC, a Delaware limited liability company, its sole member

	BY:	BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, its member

		BY:	BOSTON PROPERTIES, INC., a Delaware Corporation, its general partner

		By:	/s/ Patrick Mulvihill
		Name:	Patrick Mulvihill
		Title:	SVP, Leasing

TENANT:

ALLOVIR, INC., a Delaware corporation

By:	/s/ Vikas Sinha
Name:	Vikas Sinha
Title:	Chief Financial Officer

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